CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 26, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Inflation Managed Bond Fund’s Annual Report on Form N-CSR for the year ended February 28, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated July 1, 2021 of JPMorgan Inflation Managed Bond Fund and December 6, 2021 of JPMorgan Inflation Managed Bond ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 19, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated December 22, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan International Research Enhanced Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated March 1, 2021 of JPMorgan International Research Enhanced Equity Fund and January 12, 2022 of JPMorgan International Research Enhanced Equity ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 19, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 24, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Market Expansion Enhanced Index Fund’s Annual Report on Form N-CSR for the year ended June 30, 2021. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” and “Independent Registered Accounting Firm” in the Statements of Additional Information dated November 1, 2021 of JPMorgan Market Expansion Enhanced Index Fund and December 6, 2021 of JPMorgan Market Expansion Enhanced Equity ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 19, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 26, 2021, relating to the financial statements and financial highlights, which appears in JPMorgan Realty Income Fund’s Annual Report on Form N-CSR for the year ended February 28, 2021. We also consent to the references to us under the headings “Independent Registered Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectuses and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statements of Additional Information dated July 1, 2021 of JPMorgan Realty Income Fund and December 6, 2021 of JPMorgan Realty Income ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 19, 2022